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                                 [LETTERHEAD]

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Analogy, Inc.:

We consent to the use of our report included herein by reference.

                                       /s/ KPMG Peat Marwick LLP

                                       KPMG PEAT MARWICK LLP

Portland, Oregon
July 26, 1996